HELIX ENERGY SOLUTIONS

Fourth Quarter 2018 Conference Call

February 19, 2019



Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including Helix's most recently filed Annual Report on Form 10-K and in Helix's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

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HELIX ENERGY SOLUTIONS

Presentation Outline



ROV Operations on Grand Canyon II

Executive Summary


SIEM HELIX 1

HELIX
ENERGY SOLUTIONS

Executive Summary

($ in millions, except per share data)	Three Months Ended			Year Ended	
	12/31/18	12/31/17	9/30/18	12/31/18	12/31/17
Revenues	$ 158	$ 163	$ 213	$ 740	$ 581
Gross profit	$ 14	$ 23	$ 52	$ 122	$ 62
	9%	14%	24%	16%	11%
Non-cash losses on equity investment	$ (3)	$ (2)	$ -	$ (3)	$ (2)
Net income (loss)	$ (14)	$ 50	$ 27	$ 29	$ 30
Diluted earnings (loss) per share	$ (0.09)	$ 0.34	$ 0.18	$ 0.19	$ 0.20
Adjusted EBITDA[1]					
Business segments	$ 36	$ 42	$ 73	$ 206	$ 140
Corporate, eliminations and other	(13)	(10)	(14)	(44)	(33)
Adjusted EBITDA	$ 23	$ 32	$ 59	$ 162	$ 107
Cash and cash equivalents	$ 279	$ 267	$ 325	$ 279	$ 267
Cash flows from operating activities	$ 46	$ 20	$ 63	$ 197	$ 52

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 26.

HELIX ENERGY SOLUTIONS

Executive Summary

Highlights

Full Year 2018

- Net income of $29 million, $0.19 per diluted share, compared to $30 million, $0.20 per diluted share, in 2017[1]
- Adjusted EBITDA[2] of $162 million compared to $107 million in 2017
- Operating cash flow of $197 million compared to $52 million in 2017
- Free cash flow[2] of $60 million compared to $(169) million in 2017

Q4 2018

- Net loss of $(14) million, $(0.09) per diluted share, compared to net income of $27 million, $0.18 per diluted share, in Q3 2018 and $50 million, $0.34 per diluted share, in Q4 2017[1]
- Adjusted EBITDA[2] of $23 million compared to $59 million in Q3 2018 and $32 million in Q4 2017
- Operating cash inflow of $46 million compared to $63 million in Q3 2018 and $20 million in Q4 2017
- Free cash flow[2] of $(36) million compared to $50 million in Q3 2018 and $(79) million in Q4 2017

[1] Q4 and full year 2017 net income included a non-cash benefit of approximately $52 million related to the U.S. tax law changes enacted in December 2017.
[2] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 26.

HELIX ENERGY SOLUTIONS

Executive Summary

Operations – Q4 2018

- Well Intervention
  - Utilization of 79% across the well intervention vessel fleet
    - 62% in the GOM
    - 76% in the North Sea
    - 99% in Brazil
  - 15K IRS and 10K IRS idle during quarter
- Robotics
  - Robotics chartered vessels utilization 78%, including 60 spot vessel days
  - ROVs, trenchers and ROVDrills utilization 36%, including 151 trenching days
- Production Facilities
  - Operated at full rates during quarter

Executive Summary

Balance Sheet

- Liquidity[1] of approximately $426 million at 12/31/18
- Cash and cash equivalents totaled $279 million at 12/31/18
- Cash expenditures during Q4 2018 included:
  - $10 million of cash used for scheduled debt principal repayments
  - $82 million of cash used for capital expenditures, including a $69 million shipyard payment for the Q7000
- Long-term debt[2] of $440 million at 12/31/18 compared to $448 million at 9/30/18
- Net debt[3] of $161 million at 12/31/18 compared to $123 million at 9/30/18; see debt instrument profile on slide 17

[1] Liquidity is calculated as the sum of cash and cash equivalents ($279 million) plus available capacity under our revolving credit facility ($147 million)
[2] Net of unamortized debt discounts and issuance costs
[3] Net debt is calculated as total long-term debt less cash and cash equivalents

HELIX ENERGY SOLUTIONS

Operational Highlights


HELIX

HELIX
ENERGY SOLUTIONS

Business Segment Results

	Three Months Ended						Year Ended			
	12/31/18		12/31/17		9/30/18		12/31/18		12/31/17	
Revenues										
Well Intervention	$ 115		$ 107		$ 155		$ 561		$ 406	
Robotics	38		51		54		159		153	
Production Facilities	16		16		16		64		64	
Intercompany elimination	(11)		(11)		(12)		(44)		(42)	
Total	$ 158		$ 163		$ 213		$ 740		$ 581	
Gross profit (loss), %										
Well Intervention	$ 8	7%	$ 19	18%	$ 38	24%	$ 101	18%	$ 66	16%
Robotics	-		(3)	-5%	8	15%	(5)	-3%	(32)	-21%
Production Facilities	6	40%	7	46%	7	43%	28	43%	29	44%
Elimination and other	-		-		(1)		(2)		(1)	
Total	$ 14	9%	$ 23	14%	$ 52	24%	$ 122	16%	$ 62	11%

Fourth Quarter 2018

- Well Intervention achieved 79% utilization across the vessel fleet
- Q4000 - 53% utilized; Q5000 - 70% utilized
- Well Enhancer - 86% utilized; Seawell - 66% utilized
- Siem Helix 1 - 99% utilized; Siem Helix 2 - 99% utilized
- Robotics achieved 78% utilization on chartered vessel fleet; 36% utilization of ROVs, trenchers and ROVDrills

HELIX ENERGY SOLUTIONS

Well Intervention – GOM

Gulf of Mexico

- Q5000 – 70% utilized in Q4 2018; completed annual commitment with BP in early October, subsequently performed P&A work scopes for two customers
- Q4000 – 53% utilized in Q4 2018; completed a one-well stimulation project and then commenced an expected 12-well campaign on December 1
- 15K IRS rental unit – system idle in Q4 2018
- 10K IRS rental unit – system idle in Q4 2018



Q5000



Q4000

HELIX ENERGY SOLUTIONS

Well Intervention – North Sea

North Sea

- Well Enhancer – 86% utilized in Q4 2018; worked for three customers in intervention mode during the quarter

- Seawell – 66% utilized in Q4 2018; operational for two customers in intervention mode. Warm stacked at year-end



Well Enhancer



Seawell

Well Intervention – Brazil

Brazil

- Siem Helix 1 – 99% utilized during Q4 2018; performed abandonment scope on two wells and workover and performance enhancement operations on two wells
- Siem Helix 2 – 99% utilized during Q4 2018; performed workover and performance enhancement operations on four wells



Siem Helix 1



Siem Helix 2

HELIX ENERGY SOLUTIONS

Robotics

- 78% chartered vessel fleet utilization (including spot vessels) in Q4 2018; 36% utilization for ROVs, trenchers and ROVDrill
- Grand Canyon (North Sea) – 100% utilized during Q4 2018 performing trenching
- Grand Canyon II (GOM) – 42% utilized during Q4 2018 on ROV support projects for two customers
- Grand Canyon III (North Sea) – 76% utilized during Q4 2018 including 59 days trenching and 11 days ROV support
- Spot Vessels – 60 days of spot vessel utilization during Q4 2018
- Trenching – 151 days of trenching during Q4 2018



ROV



Grand Canyon II

HELIX ENERGY SOLUTIONS

Utilization


100%
80%
60%
40%
20%
0%
79%
91%
74%
78%
98%
85%
36%
42%
41%
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers
Q4 2018
Q3 2018
Q4 2017

- Q4000
- Seawell
- Well Enhancer
- Q5000
- Siem Helix 1[1]
- Siem Helix 2[1,2]

- Grand Canyon[1]
- Grand Canyon II[1]
- Grand Canyon III[1]
- Deep Cygnus[1,3]
- Spot vessels[1]

- 46 ROVs[4]
- 1 ROVDrill unit[4]
- 5 Trenchers

[1] Chartered vessel
[2] Vessel commenced service in December 2017
[3] Charter terminated in February 2018
[4] One ROV and one ROVDrill retired Q4 2018 and one ROV retired in Q3 2018

Key Financial Metrics



HELIX
ENERGY SOLUTIONS

Debt Instrument Profile

Total funded debt[1] of $479 million at 12/31/18

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $34 million Term Loan – LIBOR + 4.25%
  - Amortization payments of $4.7 million in 2019 and remaining balance of $29 million in 2020
- $70 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $125 million Q5000 Loan – LIBOR + 2.50%[2]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in 2020

Debt Instrument Profile at 12/31/18
Principal Payment Schedule
($ in millions)



$200
$100
$0
$47
$126
$7
$133
$133
$33
2019
2020
2021
2022
2023
2024-2027
Term Loan
MARAD
Q5000 Loan
CSN 2022
CSN 2023

[1] Excludes unamortized debt discounts and issuance costs
[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile



$1,200
$800
$400
$0
($ in millions)
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$269
$496
$229
$440
$161
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
LT Debt¹
Net Debt²
Liquidity³

Liquidity of approximately $426 million at 12/31/18

[1] Long-term debt is net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032. (Convertible Senior Notes due 2032 were extinguished in 2018)

[2] Net debt is calculated as long-term debt less cash and cash equivalents

[3] Liquidity is calculated as the sum of cash and cash equivalents ($279 million) plus available capacity under our revolving credit facility ($147 million)

HELIX ENERGY SOLUTIONS

2019 Outlook



HELIX
ENERGY SOLUTIONS

2019 Outlook: Q1 2019 Transactions

- Acquisition of Droshky Assets
  - Fixed price P&A of four wells and related subsea infrastructure
  - Two wells producing with near term (up to 24 months) production enhancement upside, with no production benefit included in our guidance
  - Two wells shut-in with P&A likely within six to 12 months based on our vessels' availability

- Extension of HFRS Agreement
  - Evergreen contract with provisions for 12-month cancellation notice
  - Strategic agreement with Gulf of Mexico customer-base with significantly reduced retainer

HELIX ENERGY SOLUTIONS

2019 Outlook: Forecast

($ in millions)	2019 Outlook	2018 Actual
Revenues	$ 700 - 760	$ 740
Adjusted EBITDA[1,2]	165 - 190	162
Capital Additions[3]	~ 140	134
Revenue Split:		
Well Intervention	$ 545 - 620	$ 561
Robotics	145 - 160	159
Production Facilities[2]	50 - 55	64
Elimination	(40) - (75)	(44)
Total	$ 700 - 760	$ 740

Key 2019 forecast drivers:

- Siem Helix 1 & 2 – strong performance in Brazil
- Q4000 and Q5000 – improved GOM activity in 2019
- Stable North Sea intervention market
- Improved cost structure in Robotics
- Improved ROV utilization
- New HFRS agreement
- Q7000 deployment in second half of 2019

[1] Outlook for 2019 and 2018 actual include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

[2] Outlook for 2019 does not include benefit from oil and gas production related to Droshky acquisition

[3] Includes capitalized interest and dry dock costs

HELIX ENERGY SOLUTIONS

2019 Outlook: Well Intervention

- Total backlog at December 31, 2018 was approximately $1.1 billion ($0.9 billion for Well Intervention)
- Gulf of Mexico
  - Q4000 – Began an expected 12-well campaign in December with estimated duration into April 2019, then working in spot market with good utilization expected in 2019.
  - Q5000 – Forecasted to work for BP for 270 days beginning January 1 through Q3 2019
  - 15K IRS rental unit – Four wells on Q5000 beginning January 1 and potential for work later in the year
  - 10K IRS rental unit – Available in spot market with limited visibility
- North Sea
  - Seawell – Dry dock during January, mobilized mid-February with good utilization expected in 2019
  - Well Enhancer – Dry dock during January, beginning work early March with good utilization expected in 2019
- Brazil
  - Siem Helix 1 and 2 – working under contract for Petrobras
  - Maintenance scheduled for Siem Helix 2 in Q3 2019 and Siem Helix 1 in Q4 2019

2019 Outlook: Robotics

- Improved cost structure with reductions related to vessel charters, including expiration of the Grand Canyon charter in October 2019, and expiration of the hedge on the Grand Canyon II in July 2019
- Grand Canyon (North Sea) – performing trenching work through Q1 2019. Currently expected to be trenching through the scheduled return of the vessel in October 2019
- Grand Canyon II (GOM) – worked for one customer for half of January on an ROV support project and commenced a 60-day survey support project mid-February 2019, after which the vessel will pursue spot market opportunities in GOM or other regions depending on market conditions
- Grand Canyon III (North Sea) – pursuing spot market opportunities in Q1 2019 with its trenching campaign expected to commence in mid-April 2019 into Q4 2019

2019 Outlook: Capital Additions & Balance Sheet

2019 Capital Additions are currently forecasted at approximately $140 million, consisting of the following:

- Growth Capex - $115[1] million related to completion of the Q7000 and related intervention system:
  - $112 million for the Q7000, including a $69 million shipyard payment
  - $3 million for intervention systems
- Maintenance Capex - $25 million for vessel and intervention system maintenance (including dry dock costs for the Seawell, Well Enhancer, and Helix Producer I in Q1 2019)

Balance Sheet

- Our total funded debt[2] level is expected to decrease by $47 million (from $479 million at December 31, 2018 to $432 million at December 31, 2019) as a result of scheduled principal payments
- Continued strong operating cash flow is expected in 2019

[1] Includes capitalized interest

[2] Excludes unamortized discounts and issuance costs

HELIX ENERGY SOLUTIONS

Non-GAAP Reconciliations


KLEVEN
ST-259 CD
GRAND CANYON

HELIX
ENERGY SOLUTIONS

Non-GAAP Reconciliations

($ in thousands)	Three Months Ended			Year Ended	
	12/31/18	12/31/17	9/30/18	12/31/18	12/31/17
Adjusted EBITDA:					
Net income (loss)	$ (13,747)	$ 50,580	$ 27,121	$ 28,598	$ 30,052
Adjustments:					
Income tax provision (benefit)	1,174	(49,307)	841	2,400	(50,424)
Net interest expense	3,007	3,298	3,249	13,751	18,778
Loss on extinguishment of long-term debt	-	-	2	1,183	397
Other expense, net	3,099	815	709	6,324	1,434
Depreciation and amortization	27,183	26,075	27,680	110,522	108,745
Non-cash losses on equity investment	3,430	1,800	-	3,430	1,800
EBITDA	24,146	33,261	59,602	166,208	110,782
Adjustments:					
(Gain) loss on disposition of assets, net	-	-	(146)	(146)	39
Realized losses from foreign exchange contracts not designated as hedging instruments	(908)	(846)	(820)	(3,224)	(3,605)
Other than temporary loss on note receivable	-	-	-	(1,129)	-
Adjusted EBITDA	$ 23,238	$ 32,415	$ 58,636	$ 161,709	$ 107,216
Free cash flow:					
Cash flows from operating activities	$ 45,917	$ 20,315	$ 63,161	$ 196,744	$ 51,638
Less: Capital expenditures, net of proceeds from sale of assets	(81,652)	(99,699)	(13,437)	(137,058)	(221,127)
Free cash flow	$ (35,735)	$ (79,384)	$ 49,724	$ 59,686	$ (169,489)

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income and expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, other income or cash flow data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX ENERGY SOLUTIONS

HELIX
ENERGY SOLUTIONS

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